SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  September 30, 2004
(date of earliest event reported)

Asset Backed Securities Corporation

Home Equity Loan Trust 2004-HE7
Asset Backed Pass-Through Certificates, Series 2004-HE7

ASSET BACKED SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	333- 109307	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

Filing of Computational Materials

Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), Asset Backed Securities Corporation (the “Company”) is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset Backed Securities Corporation Home Equity Loan Trust 2004-HE7, Asset Backed Pass-Through Certificates, Series 2004-HE7.

In connection with the offering of the Asset Backed Securities Corporation Home Equity Loan Trust 2004-HE7 Asset Backed Pass-Through Certificates, Series 2004-HE7, Credit Suisse First Boston LLC (“CSFB”), as one of the underwriters of the Certificates, has prepared certain materials (the “Collateral Term Sheet(s)”) for distribution to their potential investors.  Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheet(s).

The Collateral Term Sheet(s) are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Collateral Term Sheet(s)

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 30, 2004.

ASSET BACKED SECURITIES CORPORATION

By:  /s/ Gregory P. Richter

Name: Gregory P. Richter

Title: Vice President

Exhibit Index

Exhibit

Page

99.1

Collateral Term Sheet(s)

       6